                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                           Date of Report June 5, 2001
                                          ------------
                        (Date of earliest event reported)



                         KENILWORTH SYSTEMS CORPORATION
           ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    NEW YORK
                                -----------------
                 (State or other jurisdiction of incorporation)



       0-08962                                            13-2610105
      ---------                                         ---------------
(Commission File Number)                       (IRS Employer Identification No.)



 54 Kenilworth Road, Mineola, New York                         11501
----------------------------------------                     ---------
(Address of principal executive offices)                     (Zip Code)



        Registrant's telephone number, including area code (516) 741-1352
                                                          ----------------

Item 5. Other Events
--------------------



      Our news release dated June 5, 2001, filed as Exhibit 20 to this report, is incorporated by reference herein.

                                    EXHIBITS
                                    --------

Designation                   Description             Method of Filing
Exhibit 20                    News Release dated      Filed with this Report
                              June 5, 2001

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                 KENILWORTH SYSTEMS CORPORATION
                                 ------------------------------
                                 (Registrant)

Date: June 5, 2001               By: /s/ Herbert Lindo
                                     --------------------------
                                 Herbert Lindo
                                 President


                                  EXHIBIT INDEX
                                  -------------

Designation                   Description
-----------                   -----------
Exhibit 20                    News Release dated June 5, 2001